Exhibit 99.1

Och-Ziff Capital Management Group LLC Reports

Second Quarter 2008 Results

Second Quarter 2008 Dividend of $0.11 per Class A Share

NEW YORK, August 6, 2008 – Och-Ziff Capital Management Group LLC (NYSE: OZM) (the “Company” or “Och-Ziff”) today reported its results and the declaration of a cash dividend on its Class A Shares for the second quarter ended June 30, 2008.

Second Quarter Highlights

•	Distributable Earnings for the Och-Ziff Funds segment of $53.8 million, or $0.13 per Adjusted Class A Share

•	Dividend of $0.11 per Class A Share to be paid on August 12, 2008 to holders of record as of the close of business on July 1, 2008

•	Assets under management of $33.6 billion as of June 30, 2008, essentially unchanged from March 31, 2008, and 16% higher than June 30, 2007

•	Economic Income Revenues for the Och-Ziff Funds segment of $147.1 million, 23% higher than the 2007 second quarter

For the second quarter and first half ended June 30, 2008, Och-Ziff reported a GAAP net loss of $60.8 million or $0.82 per basic and $1.05 per diluted Class A Share, and $328.9 million or $4.44 per basic and diluted Class A Share, respectively. The GAAP net loss in both periods resulted primarily from second quarter and first half non-cash expenses of $425.6 million and $851.2 million, respectively, associated with the Company’s reorganization in connection with its initial public offering (“IPO”) in November 2007. These expenses are related to the amortization of Och-Ziff Operating Group A Units (“Group A Units”), which represent equity interests in the Company’s principal operating subsidiaries that were awarded to the Company’s pre-IPO owners in exchange for their pre-IPO interests in those subsidiaries. The Group A Units vest annually over five years from the date of the IPO. Accordingly, amortization of these expenses is expected to result in a GAAP net loss each quarter through 2012. Once vested, the Group A Units may be exchanged on a one-to-one basis for Class A Shares.

Also contributing to the GAAP net loss in the second quarter and first half of 2008 were non-cash expenses of $24.2 million and $50.2 million, respectively, for the amortization of equity-based compensation, primarily related to Class A restricted share units (“RSUs”) awarded to all of the Company’s employees in connection with the IPO. These RSUs vest annually over four years from the date of the IPO. Once vested, Class A Shares will be issued on a one-to-one basis.

Distributable Earnings for the Och-Ziff Funds segment for the second quarter and first half ended June 30, 2008 was $53.8 million or $0.13 per Adjusted Class A Share, and $104.9 million or $0.26 per Adjusted Class A Share, respectively. Distributable Earnings is a supplemental non-GAAP financial measure that management believes provides a meaningful basis for comparison of the after-tax operating performance of the Och-Ziff Funds segment, which includes substantially all of the Company’s business. Additionally, management uses Distributable Earnings, among other financial data, to determine the earnings available to distribute as dividends to holders of the Company’s Class A Shares and to the Company’s partners and Ziff Brothers Investments (the “Ziffs”) with respect to their Group A Units.

Distributable Earnings is equal to the Economic Income of the Och-Ziff Funds segment less adjusted income taxes. These adjusted income taxes are estimated assuming all Group A Units and RSUs were converted on a one-to-one basis into Class A Shares (“Adjusted Class A Shares”). Distributable Earnings per Share is equal to Distributable Earnings divided by the number of Adjusted Class A Shares. Distributable Earnings should not be considered as an alternative to GAAP net income or cash flow, and is not necessarily indicative of liquidity or the cash available to fund operations. For a reconciliation of the Company’s second quarter and first half 2008 Economic Income to Distributable Earnings, please see Exhibit 8 of the financial tables that accompany this press release.

Och-Ziff’s assets under management were $33.6 billion as of June 30, 2008, $357 million higher than the $33.3 billion in assets under management as of March 31, 2008, and up 16% from $29.1 billion in assets under management as of June 30, 2007. The $4.5 billion year-over-year increase was driven by net inflows and appreciation, primarily in each of the Company’s most significant master funds. The increase also included the fourth-quarter 2007 reinvestment by the Company’s partners and the Ziffs of approximately $1.6 billion in after-tax proceeds from the Company’s IPO and concurrent Class A Share sale to Dubai International Capital. These proceeds were principally invested in the OZ Global Special Investments Master Fund. During the 2008 second quarter, performance-related appreciation of $389 million was partially offset by net outflows of $32 million. During the first half of 2008, net inflows were approximately $232 million while the performance-related change to assets under management was not significant.

Assets under management by fund were as follows:

				% Change (4)
(dollars in billions)	June 30, 2008	March 31, 2008	June 30, 2007	Jun. 2008 vs. Mar. 2008	Jun. 2008 vs. Jun. 2007
OZ Master Fund	20.0	19.9	18.6	0%	7%
OZ Europe Master Fund	6.4	6.2	5.5	3%	16%
OZ Asia Master Fund (1)	3.8	3.8	3.1	0%	21%
OZ Global Special Investments Master Fund (2)	2.1	2.1	0.4	-1%	460%
Other (3) (4)	1.3	1.3	1.5	NM	NM

(1)	Includes investment of $0.1 billion in after-tax proceeds from the Company’s Class A Share sales.

(2)	Includes investment of $1.5 billion in after-tax proceeds from the Company’s Class A Share sales.

(3)	Includes Real Estate Funds, managed accounts and other funds not significant to the Company’s results.

(4)	Rounding differences may occur.

The 2008 second quarter and first-half net returns of the Company’s most significant master funds are detailed in the table below. These returns were generated with less than half the volatility of the S&P 500 and essentially no leverage.

Summary Performance Statistics (1)

	2008
	April	May	June	2Q	1H
OZ Master Fund	0.96%	1.11%	-0.45%	1.62%	0.77%
OZ Europe Master Fund	0.31%	1.69%	0.20%	2.21%	0.43%
OZ Asia Master Fund	-0.18%	-0.16%	-2.19%	-2.52%	-5.07%
OZ Global Special Investments Master Fund	0.64%	0.43%	-0.34%	0.73%	0.12%

(1)	Please see important disclosures on Exhibit 9 of the Financial Supplement accompanying this press release.

“Against the backdrop of very challenging market conditions, the value of our investment process was again readily apparent,” said Daniel Och, Chairman and Chief Executive Officer of Och-Ziff. “Our absolute returns were strong and stable, and we successfully preserved fund investors’ capital. Our performance reflects a model that demonstrates the benefits of an active risk management process and a diversified product offering. The current environment is also creating investment opportunities globally that we are taking advantage of in our core business, and we continue to be focused on generating positive investment returns. We remain confident that we are well positioned to grow assets under management as we extend our performance track record and make consistent progress in building our private investment platforms.”

SUMMARY RESULTS OF THE OCH-ZIFF FUNDS SEGMENT

The Company conducts substantially all of its business through the Och-Ziff Funds segment, which is currently the Company’s only reportable operating segment. This segment provides management and advisory services to the Company’s hedge funds and separately managed accounts, excluding substantially all of its real estate funds.

The Company’s other operations are currently comprised of its real estate business, which manages and provides advisory services to substantially all of its real estate funds, and investments in new businesses established to expand certain of the Company’s private investment platforms. These other operations, which currently are in early growth stages and are not material to the overall financial performance of the Company, are not included in the Och-Ziff Funds segment and therefore not included in the calculations of Economic Income, Distributable Earnings and Distributable Earnings per Share.

The performance measure for the Och-Ziff Funds segment is Economic Income, which management uses to evaluate the financial performance of and make operating decisions for the segment. Management believes that investors should review the same performance measure that it uses to analyze the Company’s core business performance. Economic Income is a pre-tax measure that does not include allocations to the Company’s partners and the Ziffs which solely relate to their pre-IPO interests, reorganization expenses related to the Company’s IPO, equity-based compensation expenses, taxes, or partners’ and others’ interests in the Company’s consolidated subsidiaries, among other adjustments. For further information regarding these adjustments, please see Exhibit 7 of the financial tables that accompany this press release.

Prior to the 2008 second quarter, for those awards of RSUs made to employees after the IPO, the grant-date fair value of the RSUs awarded was recognized in full as bonus expense on the grant date in Economic Income. In the same period, the corresponding number of RSUs awarded was excluded from the calculation of Adjusted Class A Shares. This reduced Economic Income by including the grant-date fair value of these RSUs as an operating expense. Beginning in the second quarter, this expense is no longer included in Economic Income; instead, the corresponding number of RSUs is included in Adjusted Class A Shares in the period awarded for purposes of calculating Distributable Earnings per Share. By capturing RSUs in Adjusted Class A Shares, the dilutive effect of the RSU awards is fully reflected in the calculation of Distributable Earnings per Share.

For reconciliations of Economic Income to total Company GAAP net income (loss) for the periods discussed below, please see Exhibits 3 through 6 of the financial tables that accompany this press release.

Economic Income

Economic Income Revenues

Second-quarter 2008 Economic Income Revenues were $147.1 million, up 23% compared to second-quarter 2007 Economic Income Revenues of $119.5 million. Management Fees were $145.3 million, up 28% from second-quarter 2007 management fees of $113.8 million.

First-half 2008 Economic Income Revenues were $293.6 million, up 34% compared to first-half 2007 Economic Income Revenues of $219.4 million. Management Fees were $290.3 million, up 37% from first-half 2007 management fees of $211.8 million.

The increase in Management Fees in both periods was driven by the year-over-year increase in assets under management.

Economic Income Expenses

Compensation and Benefits

Second-quarter 2008 Compensation and Benefit expenses were $24.5 million, up 55% from second-quarter 2007 Compensation and Benefit expenses of $15.8 million. Second-quarter 2008 Compensation and Benefits also included $7.4 million of bonus expense, primarily related to accruals for guarantees to new employees hired in the first half of 2008, which will be paid at year end.

First-half 2008 Compensation and Benefit expenses were $48.2 million, up 61% from first-half 2007 Compensation and Benefit expenses of $30.0 million. First-half 2008 Compensation and Benefits also included $15.4 million of bonus expense, primarily related to accruals for guarantees to new employees hired in the first half of 2008, which will be paid at year end, and to non-recurring payments to certain existing personnel and new employees. As a result of the adjustment made to the calculation of Economic Income in the second quarter, bonus expense of $1.8 million related to the fair value of RSUs awarded in the 2008 first quarter has been excluded from first-half 2008 Compensation and Benefits expense.

The increase in Compensation and Benefits in both periods was driven by increased headcount, primarily during the second half of 2007, related to the infrastructure needed to become a public company and to support the growth in the Company’s business.

Non-Compensation Expenses

Second-quarter 2008 non-compensation expenses were $29.4 million, a 29% increase from second-quarter 2007 non-compensation expenses of $22.7 million. The increase was driven primarily by interest expense on the Company’s $750 million term loan, which was entered into during the third quarter of 2007. The remainder of the increase was primarily driven by higher insurance, business development and occupancy costs related to the infrastructure needed to become a public company and to support the growth in the Company’s business. These increases were partially offset by a reduction in professional services which were higher in the 2007 second quarter due to audit and consulting costs in connection with the Company’s IPO. On a comparative basis, the 2007 annual audit and consulting costs were primarily incurred in the first quarter of this year.

First-half 2008 non-compensation expenses were $64.5 million, a 91% increase from first-half 2007 non-compensation expenses of $33.7 million. The increase was driven primarily by interest expense on the Company’s $750 million term loan. The remainder of the increase was primarily driven by higher professional services incurred in the first quarter of 2008, insurance, business development and technology costs related to the infrastructure needed to become a public company and to support the growth in the Company’s business.

Economic Income

Second-quarter 2008 Economic Income totaled $93.3 million, a 15% increase from second-quarter 2007 Economic Income of $80.9 million. First-half 2008 Economic Income totaled $180.9 million, a 16% increase from first-half 2007 Economic Income of $155.7 million.

The Economic Income margin is Economic Income divided by Economic Income Revenues for the relevant period. The second-quarter 2008 margin was 63%, which was five percentage points lower than the second-quarter 2007 margin of 68%. The first-half 2008 margin was 62%, which was nine percentage points lower than the first-half 2007 margin of 71%.

The margin decrease in both periods was attributable to interest expense on the Company’s $750 million term loan, higher compensation expenses due to significant year-over-year headcount growth related to the infrastructure needed to become a public company and to support the growth in the Company’s business, higher insurance costs, and for the first-half 2008, higher professional services fees. These increases were partially offset by the increase in Management Fees in both periods.

CAPITAL

As of June 30, 2008, Class A Shares outstanding totaled 74,138,572. For purposes of calculating Distributable Earnings per Share, the Company assumes that all Group A Units and RSUs have been converted on a one-to-one basis into Class A Shares. For the second quarter and first half ended June 30, 2008, the total weighted-average Adjusted Class A Shares outstanding were 399,983,913 and 399,852,742, respectively.

The increase in Adjusted Class A Shares during the 2008 second quarter was driven by two factors. The first factor, and the most significant component of the change, relates to dividend equivalents which were awarded to employees in the form of RSUs for the dividends paid on the Company’s Class A shares in the first half of 2008. These dividend equivalents related to the RSUs awarded to employees at the time of the Company’s IPO.

The second factor relates to the change in how RSUs are treated for purposes of calculating Economic Income, Distributable Earnings, Adjusted Class A Shares and Distributable Earnings per Share, as discussed above. Beginning in the second quarter, the number of RSUs was included in Adjusted Class A Shares in the period awarded for purposes of determining the number of Adjusted Class A Shares.

DIVIDEND

The Board of Directors of Och-Ziff declared a second-quarter 2008 dividend of $0.11 per Class A Share, to be paid on August 12, 2008 to holders of record at the close of business on July 1, 2008.

For U.S. federal income tax purposes, the dividend will be treated as a partnership distribution. Based on the best information currently available, the Company estimates that when calculating withholding taxes, the entire amount of the second-quarter 2008 dividend will be treated as U.S. source dividend income.

Non-U.S. holders of Class A Shares are generally subject to U.S. federal withholding tax at a rate of 30% (subject to reduction by applicable treaty or other exception) on their share of U.S. source dividends and certain other types of U.S. source income realized by the Company. With respect to interest, however, no withholding is generally required if proper certification (on an IRS Form W-8) of a beneficial owner’s foreign status has been filed with the withholding agent. In addition, non-U.S. holders must generally provide the withholding agent with a properly completed IRS Form W-8 to obtain any reduction in withholding.

*     *     *     *

Och-Ziff will host a conference call today, August 6, 2008, at 10:00 a.m. Eastern Time to discuss the Company’s second-quarter 2008 results. The call will be open to the public and can be accessed by dialing 888-713-4216 (callers inside the U.S.) or 617-213-4868 (callers outside the U.S.). The number should be dialed at least ten minutes prior to the start of the call. The passcode for the call will be 97905169. A simultaneous webcast of the call will be available to the public on a listen-only basis on the For Shareholders page of the Company’s website at www.ozcap.com.

For those unable to listen to the live broadcast, a replay will be available by dialing 888-286-8010 (callers inside the U.S.) or 617-801-6888 (callers outside the U.S.), passcode 12211369, beginning approximately two hours after the event for two weeks. A webcast replay of the event will also be available on the Company’s website.

*     *     *     *

Forward-Looking Statements

The information contained in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of the Company with respect to, among other things, its future financial or business performance, events, strategies or expectations, including but not limited to its ability to generate returns and preserve capital and its ability to expand its investment platforms. Such forward-looking statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “opportunity,” “assume,” “remain,” “sustain,” “achieve” or the negative version of those words or other comparable words.

Any forward-looking statements contained in this press release are based upon historical performance of the Company and its subsidiaries and on current plans, estimates and expectations of the Company and its subsidiaries. The inclusion of this forward-looking information should not be regarded as a representation by the Company or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to global and domestic market and business conditions, the Company’s ability to successfully compete for fund investors, talent and investment opportunities, successful formulation and execution of its business and growth strategies, the Company’s ability to appropriately manage conflicts of interest, and tax and other regulatory factors relevant to the Company’s structure and status as a public company, as well as assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity.

If one or more of these or other risks or uncertainties materialize, or if the Company’s assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and risks that are included in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. Any forward-looking statements contained in this press release are made only as of the date hereof. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This press release does not constitute an offer of any Och-Ziff fund.

*     *     *     *

About Och-Ziff Capital Management Group LLC

Och-Ziff Capital Management Group LLC is one of the world’s largest institutional alternative asset managers with offices in New York, London, Hong Kong, Tokyo, Bangalore and Beijing. Och-Ziff’s funds seek to deliver consistent, positive, risk-adjusted returns throughout market cycles, with a strong focus on capital preservation. Och-Ziff’s multi-strategy approach combines global investment strategies, including merger arbitrage, convertible and derivative arbitrage, equity restructuring, credit and distressed investments, private investments and real estate. As of August 1, 2008, Och-Ziff had approximately $33.3 billion in estimated assets under management with over 700 investor relationships. For more information, please visit www.ozcap.com.

Investor Relations Contact:

Tina Madon

Managing Director

Head of Investor Relations

Och-Ziff Capital Management Group LLC

212-719-7381

tina.madon@ozcap.com

Media Relations Contact:

Steve Bruce or Chuck Dohrenwend

The Abernathy MacGregor Group, for Och-Ziff Capital Management Group LLC

212-371-5999

Exhibit 1

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Consolidated and Combined Statements of Operations (Unaudited)

(dollars in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Revenues
Management fees	$146,519	$26,564	$292,794	$50,014
Incentive income	1,078	1,320	1,110	1,387
Other revenues	735	908	2,254	1,830
Income of consolidated Och-Ziff funds	4,885	271,660	4,886	531,587

Total Revenues	153,217	300,452	301,044	584,818

Expenses
Compensation and benefits	52,056	16,746	105,011	37,987
Allocations to non-equity partner interests	4,024	78,763	2,174	145,323
Reorganization expenses	425,584	—	851,168	—
Profit sharing	(597)	10,830	(1,431)	24,374
Interest expense	6,856	296	17,673	625
General, administrative and other	33,264	23,618	59,039	35,412
Expenses of consolidated Och-Ziff funds	997	190,919	1,357	340,979

Total Expenses	522,184	321,172	1,034,991	584,700

Other Income (Loss)
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	994	21,763	(4,170)	41,646
Net gains (losses) of consolidated Och-Ziff funds	410	1,327,985	(503)	2,338,269

Total Other Income (Loss)	1,404	1,349,748	(4,673)	2,379,915

Income (Loss) before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	(367,563)	1,329,028	(738,620)	2,380,033
Income taxes	4,735	3,643	7,961	7,283

Income (Loss) before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	(372,298)	1,325,385	(746,581)	2,372,750
Partners’ and others’ interests in income of consolidated subsidiaries	311,497	(1,211,133)	417,662	(2,173,310)

Net Income (Loss)	$(60,801)	$114,252	$(328,919)	$199,440

Net Loss per Class A Share
Basic	$(0.82)		$(4.44)

Diluted	$(1.05)		$(4.44)

Weighted Average Class A Shares Outstanding
Basic	74,138,572		74,138,572

Diluted	385,238,096		74,138,572

Exhibit 2

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Och-Ziff Funds Economic Income (Unaudited)

(dollars in thousands)

	Three Months Ended June 30,
	2008	2007	% Change
Economic Income Revenues
Management fees	$145,323	$113,823	28%
Incentive income	1,078	4,859	-78%
Other revenues	727	796	-9%

Total Economic Income Revenues	147,128	119,478	23%

Economic Income Expenses
Compensation and benefits	24,481	15,838	55%
Non-compensation expenses	29,397	22,728	29%

Total Economic Income Expenses	53,878	38,566	40%

Och-Ziff Funds Economic Income	$93,250	$80,912	15%

	Six Months Ended June 30,
	2008	2007	% Change
Economic Income Revenues
Management fees	$290,287	$211,788	37%
Incentive income	1,110	5,940	-81%
Other revenues	2,230	1,700	31%

Total Economic Income Revenues	293,627	219,428	34%

Economic Income Expenses
Compensation and benefits	48,176	29,961	61%
Non-compensation expenses	64,504	33,739	91%

Total Economic Income Expenses	112,680	63,700	77%

Och-Ziff Funds Economic Income	$180,947	$155,728	16%

See Exhibits 3 - 6 for reconciliations of Och-Ziff Funds Economic Income to total Company GAAP Net Income (Loss).

Exhibit 3

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Three Months Ended June 30, 2008
			Reconciling Adjustments (1)
	Och-Ziff Funds Economic Income	Other Operations	Funds Consolidation	Other Adjustments			Total Company
Revenues
Management fees	$145,323	$1,311	$(115)	$—			$146,519
Incentive income	1,078	—	—	—			1,078
Other revenues	727	8	—	—			735
Income of consolidated Och-Ziff funds	—	4,852	33	—			4,885

Total Revenues	147,128	6,171	(82)	—			153,217

Expenses
Compensation and benefits	24,481	752	—	26,823	(a	) (b)	52,056
Allocations to non-equity partner interests	—	—	—	4,024	(c	)	4,024
Reorganization expenses	—	—	—	425,584	(d	)	425,584
Profit sharing	—	—	—	(597)	(e	)	(597)
Interest expense	6,856	—	—	—			6,856
General, administrative and other	22,541	388	—	10,335	(f	)	33,264
Expenses of consolidated Och-Ziff funds	—	634	363	—			997

Total Expenses	53,878	1,774	363	466,169			522,184

Other Income (Loss)
Net earnings (losses) investments in and deferred income receivable from Och-Ziff funds and other entities	—	(531)	—	1,525	(g	)	994
Net gains (losses) of consolidated Och-Ziff funds	—	1,808	(1,398)	—			410

Total Other Income (Loss)	—	1,277	(1,398)	1,525			1,404

Income (Loss) Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	93,250	5,674	(1,843)	(464,644)			(367,563)
Income taxes	—	74	—	4,661	(f	)	4,735

Income (Loss) Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	93,250	5,600	(1,843)	(469,305)			(372,298)
Partners’ and others’ interests in income of consolidated subsidiaries	—	(6,583)	1,843	316,237	(f	)	311,497

Net Income (Loss)	$93,250	$(983)	$—	$(153,068)			$(60,801)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 4

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Three Months Ended June 30, 2007
			Reconciling Adjustments (1)
	Och-Ziff Funds Economic Income	Other Operations	Funds Consolidation	Other Adjustments			Total Company
Revenues
Management fees	$113,823	$1,311	$(88,570)	$—			$26,564
Incentive income	4,859	—	(3,539)	—			1,320
Other revenues	796	112	—	—			908
Income of consolidated Och-Ziff funds	—	3,318	268,342	—			271,660

Total Revenues	119,478	4,741	176,233	—			300,452

Expenses
Compensation and benefits	15,838	304	—	604	(a	) (b)	16,746
Allocations to non-equity partner interests	—	391	—	78,372	(c	)	78,763
Profit sharing	—	127	—	10,703	(e	)	10,830
Interest expense	296	—	—	—			296
General, administrative and other	22,432	169	—	1,017	(f	)	23,618
Expenses of consolidated Och-Ziff funds	—	407	190,512	—			190,919

Total Expenses	38,566	1,398	190,512	90,696			321,172

Other Income
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	—	—	(105,510)	127,273	(g	)	21,763
Net gains of consolidated Och-Ziff funds	—	600	1,327,385	—			1,327,985

Total Other Income	—	600	1,221,875	127,273			1,349,748

Income Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	80,912	3,943	1,207,596	36,577			1,329,028
Income taxes	—	—	—	3,643	(f	)	3,643

Income Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	80,912	3,943	1,207,596	32,934			1,325,385
Partners’ and others’ interests in income of consolidated subsidiaries	—	(3,537)	(1,207,596)	—			(1,211,133)

Net Income	$80,912	$406	$—	$32,934			$114,252

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 5

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Six Months Ended June 30, 2008
			Reconciling Adjustments (1)
	Och-Ziff Funds Economic Income	Other Operations	Funds Consolidation	Other Adjustments			Total Company
Revenues
Management fees	$290,287	$2,622	$(115)	$—			$292,794
Incentive income	1,110	—	—	—			1,110
Other revenues	2,230	24	—	—			2,254
Income of consolidated Och-Ziff funds	—	4,852	34	—			4,886

Total Revenues	293,627	7,498	(81)	—			301,044

Expenses
Compensation and benefits	48,176	1,091	—	55,744	(a	) (b)	105,011
Allocations to non-equity partner interests	—	—	—	2,174	(c	)	2,174
Reorganization expenses	—	—	—	851,168	(d	)	851,168
Profit sharing	—	—	—	(1,431)	(e	)	(1,431)
Interest expense	17,673	—	—	—			17,673
General, administrative and other	46,831	722	—	11,486	(f	)	59,039
Expenses of consolidated Och-Ziff funds	—	994	363	—			1,357

Total Expenses	112,680	2,807	363	919,141			1,034,991

Other Income (Loss)
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	—	(4,600)	—	430	(g	)	(4,170)
Net gains (losses) of consolidated Och-Ziff funds	—	902	(1,405)	—			(503)

Total Other Income (Loss)	—	(3,698)	(1,405)	430			(4,673)

Income (Loss) Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	180,947	993	(1,849)	(918,711)			(738,620)
Income taxes	—	207	—	7,754	(f	)	7,961

Income (Loss) Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	180,947	786	(1,849)	(926,465)			(746,581)
Partners’ and others’ interests in income of consolidated subsidiaries	—	(5,579)	1,849	421,392	(f	)	417,662

Net Income (Loss)	$180,947	$(4,793)	$—	$(505,073)			$(328,919)

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 6

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to GAAP Net Income (Loss) (Unaudited)

(dollars in thousands)

	Six Months Ended June 30, 2007
			Reconciling Adjustments (1)
	Och-Ziff Funds Economic Income	Other Operations	Funds Consolidation	Other Adjustments			Total Company
Revenues
Management fees	$211,788	$2,622	$(164,396)	$—			$50,014
Incentive income	5,940	—	(4,553)	—			1,387
Other revenues	1,700	130	—	—			1,830
Income of consolidated Och-Ziff funds	—	3,318	528,269	—			531,587

Total Revenues	219,428	6,070	359,320	—			584,818

Expenses
Compensation and benefits	29,961	1,625	—	6,401	(a	) (b)	37,987
Allocations to non-equity partner interests	—	361	—	144,962	(c	)	145,323
Profit sharing	—	117	—	24,257	(e	)	24,374
Interest expense	625	—	—	—			625
General, administrative and other	33,114	310	—	1,988	(f	)	35,412
Expenses of consolidated Och-Ziff funds	—	631	340,348	—			340,979

Total Expenses	63,700	3,044	340,348	177,608			584,700

Other Income
Net earnings (losses) on investments in and deferred income receivable from Och-Ziff funds and other entities	—	—	(186,556)	228,202	(g	)	41,646
Net gains of consolidated Och-Ziff funds	—	600	2,337,669	—			2,338,269

Total Other Income	—	600	2,151,113	228,202			2,379,915

Income Before Income Taxes and Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	155,728	3,626	2,170,085	50,594			2,380,033
Income taxes	—	35	—	7,248	(f	)	7,283

Income Before Partners’ and Others’ Interests in Income of Consolidated Subsidiaries	155,728	3,591	2,170,085	43,346			2,372,750
Partners’ and others’ interests in income of consolidated subsidiaries	—	(3,225)	(2,170,085)	—			(2,173,310)

Net Income	$155,728	$366	$—	$43,346			$199,440

(1)	See Exhibit 7 for a description of the adjustments made to arrive at total Company GAAP Net Income (Loss).

Exhibit 7

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Description of Adjustments Made to Reconcile Och-Ziff Funds Economic Income to GAAP Net Income (Loss)

Funds Consolidation

Economic Income reflects Management Fees and Incentive Income earned from each of the Och-Ziff funds and managed accounts, excluding substantially all of the real estate funds and investments in new businesses, which are included within the Company’s other operations. The impacts of consolidation and the related eliminations of the Och-Ziff funds are not included in Economic Income. Management Fees and Incentive Income earned by the Och-Ziff Funds segment not eliminated in consolidation prior to June 30, 2007, are related to the domestic Och-Ziff funds and separately managed accounts. The Company deconsolidated all of the offshore Och-Ziff funds on June 30, 2007.

Other Adjustments

(a) Economic Income recognizes deferred cash compensation expense in the period in which it is awarded, as management determines the total amount of compensation based on the Company’s performance in the year of the award. Under GAAP, deferred cash compensation expense is recognized over the vesting period.

(b) Economic Income excludes non-cash equity compensation expense, as management does not consider this expense when evaluating the performance of the Och-Ziff Funds segment. Prior to the second quarter of 2008, the grant-date fair value of restricted share units awarded to employees, excluding awards made at the time of the Company's IPO, was recognized as an expense in full on the date of the award within Economic Income. Prior period amounts have been recalculated to conform to the new methodology.

(c) Economic Income excludes allocations to non-equity partner interests. Management reviewed the performance of the Och-Ziff Funds segment before it made any allocations to the Company’s non-equity partners for periods prior to the Reorganization. For these periods, allocations to the partners, other than Mr. Och, were treated as expenses for GAAP purposes. Following the Reorganization, only allocations related to earnings on previously deferred incentive income allocations to non-equity partner interests are incurred and these allocations are excluded from Economic Income.

(d) Economic Income excludes Reorganization expenses, which are non-cash expenses directly attributable to the reclassification of interests held by the partners and the Ziffs prior to the Reorganization into Group A Units.

(e) Economic Income excludes the profit sharing expense related to the Ziffs’ interest in the Company. Management reviewed the performance of the Och-Ziff Funds segment before it made any allocations to the Ziffs for periods prior to the Reorganization. Following the Reorganization, only profit sharing expense related to the allocation of earnings on previously deferred incentive income allocations to the Ziffs are incurred and these allocations are excluded from Economic Income.

(f) Economic Income excludes depreciation, changes in the tax receivable agreement liability, income taxes and partners’ and others’ interests in income of consolidated subsidiaries, as management does not consider these items when evaluating the performance of the Och-Ziff Funds segment.

(g) Economic Income excludes the net earnings (losses) on the deferred income receivable from Och-Ziff funds and net earnings (losses) on investments in Och-Ziff funds and other entities, as these amounts relate to earnings (losses) on amounts due to affiliates for deferred or reinvested incentive income previously allocated to the partners and the Ziffs, and earnings (losses) on amounts due to employees under deferred cash compensation arrangements.

Exhibit 8

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Reconciliation of Och-Ziff Funds Economic Income to Och-Ziff Funds Distributable Earnings

(dollars in thousands, except per share amounts)

	Three Months Ended June 30, 2008	Six Months Ended June 30, 2008
Och-Ziff Funds Economic Income	$93,250	$180,947
Adjusted income taxes (1)	(39,441)	(76,082)

Distributable Earnings	$53,809	$104,865

Distributable earnings	$53,809	$104,865
Weighted-Average Adjusted Class A Shares (1) (2)	399,983,913	399,852,742

Distributable Earnings Per Share	$0.13	$0.26

(1) Assumes (a) the conversion of 311,099,524 Group A Units held by the Company’s partners and the Ziffs for the second quarter and first half ended June 30, 2008, and (b) the vesting of the weighted average of 14,745,817 and 14,614,646 RSUs for the second quarter and first half ended June 30, 2008, respectively, into Class A Shares on a one-to-one basis.

(2) Prior to the second quarter of 2008, the grant-date fair value of RSUs awarded to employees, excluding awards made at the time of the Company’s IPO, was recognized as an expense in full on the date of the award within Economic Income and Distributable Earnings; therefore, RSUs awarded in the period were excluded from Adjusted Class A shares. Management no longer includes this expense when calculating Economic Income, Distributable Earnings and Distributable Earnings per Share. Therefore, RSUs awarded during the period are now included in Adjusted Class A Shares. The first-quarter 2008 amounts included within the six months ended June 30, 2008, have been recalculated to conform to the new methodology.

Exhibit 9

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Financial Supplement (Unaudited)

(dollars in millions)

	Three Months Ended June 30, 2008	Six Months Ended June 30, 2008
			Year Ended December 31,
			2007	2006	2005
Total Assets Under Management (1)
Beginning of Period Balance	$33,261	$33,387	$22,621	$15,627	$11,251
Net Flows	(32)	232	7,591	4,135	3,117
Appreciation (Depreciation) (2)	389	(1)	3,175	2,859	1,259

End of Period Balance	$33,618	$33,618	$33,387	$22,621	$15,627

Total Assets Under Management by Fund
OZ Master Fund		$19,987	$19,771	$15,449	$12,001
OZ Europe Master Fund		6,403	6,416	3,481	1,887
OZ Asia Master Fund		3,789	3,852	2,332	605
OZ Global Special Investments Master Fund		2,067	2,082	195	43
Och-Ziff Funds - Net Returns (3)
OZ Master Fund	1.6%	0.8%	11.5%	14.8%	8.8%
OZ Europe Master Fund	2.2%	0.4%	14.8%	22.3%	15.7%
OZ Asia Master Fund	-2.5%	-5.1%	12.2%	14.0%	14.2%
OZ Global Special Investments Master Fund	0.7%	0.1%	17.2%	13.9%	0.2%

(1)	Includes deferred incentive income receivable from the offshore funds and amounts invested by the Company, its partners and certain other affiliated parties for which the Company charged no management fees and received no incentive income for the periods presented. Amounts presented in this table are not the amounts used to calculate Management Fees and Incentive Income for the respective periods.

(2)	Appreciation reflects the aggregate net capital appreciation for the entire period and is presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Management Fees and Incentive Income vary by product. Past performance is no guarantee of future results.

(3)	Fund performance reflects a composite of the monthly return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized special investments that could reduce returns at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

Exhibit 10

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

(Unaudited)

Returns of OZ Master Fund During Negative
Return Months of S&P 500 Index

Year	Number of Months of Negative Returns of S&P 500	Total Return of S&P 500 During Negative Return Months	Total Return of OZ Master Fund During Negative Return Months of S&P 500
1994	3	-8.5%	1.7%
1995	1	-0.4%	0.1%
1996	2	-6.4%	3.9%
1997	3	-13.1%	4.0%
1998	3	-17.2%	-2.7%
1999	5	-11.8%	6.2%
2000	8	-27.1%	12.0%
2001	6	-33.2%	0.4%
2002	8	-41.9%	-5.0%
2003	3	-5.2%	4.6%
2004	3	-6.4%	1.1%
2005	5	-8.7%	0.7%
2006	1	-2.9%	0.5%
2007	5	-11.6%	1.4%
1Q08	3	-9.7%	-0.8%
2Q08	1	-8.4%	-0.5%

Total net return for the OZ Master Fund, Ltd. (the “Fund”) represents a composite of the average return of the feeder funds that comprise the Fund. Returns are presented on a total return basis, net of all fees and expenses (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and include the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the Fund. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

For the period from 1994 through 1997, performance represents the performance of Och-Ziff Capital Management, L.P., a Delaware limited partnership that was managed by Daniel S. Och following an investment strategy that is substantially similar to that of the Fund. In addition, during this period performance was calculated by deducting management fees on a quarterly basis and incentive income on a monthly basis. Beginning January 1998, performance has been calculated by deducting both management fees and incentive income on a monthly basis from the composite returns of the Fund.

Readers should not assume that there is any material overlap between those securities in the portfolio of the Fund and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 Index performance relative to the Fund’s performance during months in which the S&P 500 Index declined is for the limited purpose of illustrating how the Fund has performed during periods of declines in the broad equity market. It should not be considered an indication of how the Fund will perform relative to the S&P 500 Index in the future.

Please note that the Fund’s investment objective is not to beat the S&P 500 Index. Furthermore, the Fund performance has frequently trailed that of the S&P 500 Index in periods of positive performance.

Exhibit 11

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC

Fund Performance (Unaudited)

	2007
	January	February	March	April	May	June	July	August	September	October	November	December	FY2007
Och-Ziff Funds - Net Returns
OZ Master Fund	1.97%	1.31%	1.38%	1.81%	2.40%	0.19%	-0.49%	-0.96%	0.95%	2.07%	-0.32%	0.67%	11.48%
OZ Europe Master Fund	1.57%	1.35%	1.84%	2.70%	2.85%	0.83%	0.22%	-0.64%	1.25%	1.25%	-0.58%	1.32%	14.81%
OZ Asia Master Fund	2.69%	0.48%	0.37%	2.96%	2.67%	0.09%	-1.00%	-2.08%	0.43%	2.84%	0.12%	2.12%	12.17%
OZ Global Special Investments Master Fund	1.89%	1.42%	1.06%	2.93%	1.44%	0.83%	-0.40%	-0.54%	1.72%	3.11%	1.97%	0.61%	17.19%
S&P 500 Index - Total Return	1.51%	-1.96%	1.12%	4.43%	3.49%	-1.66%	-3.10%	1.50%	3.74%	1.59%	-4.18%	-0.69%	5.49%

	2008
	January	February	March	1Q08	April	May	June	2Q08	YTD
Och-Ziff Funds - Net Returns
OZ Master Fund	-1.12%	1.02%	-0.73%	-0.84%	0.96%	1.11%	-0.45%	1.62%	0.77%
OZ Europe Master Fund	-2.00%	0.81%	-0.54%	-1.74%	0.31%	1.69%	0.20%	2.21%	0.43%
OZ Asia Master Fund	-1.95%	1.78%	-2.41%	-2.61%	-0.18%	-0.16%	-2.19%	-2.52%	-5.07%
OZ Global Special Investments Master Fund	-0.72%	0.57%	-0.45%	-0.60%	0.64%	0.43%	-0.34%	0.73%	0.12%
S&P 500 Index - Total Return	-6.00%	-3.25%	-0.43%	-9.45%	4.87%	1.30%	-8.43%	-2.73%	-11.91%

Fund performance reflects a composite of the return for the feeder funds comprising each of the Company’s most significant master funds and is presented on a total return basis, net of all fees and expenses of the relevant fund (except incentive income on certain unrealized private investments that could reduce returns on these investments at the time of realization), and includes the reinvestment of all dividends and income. Performance includes realized and unrealized gains and losses attributable to certain private and initial public offering investments that are not allocated to all investors in the funds. Investors that do not participate in such investments or that pay different fees may experience materially different returns. Past performance is no guarantee of future results.

Readers should not assume that there is any material overlap between those securities in the portfolio of the funds and those that comprise the S&P 500 Index. It is not possible to invest directly in the S&P 500 Index. Returns of the S&P 500 Index have not been reduced by fees and expenses associated with investing in securities and include the reinvestment of dividends. The S&P 500 Index is an equity index owned and maintained by Standard & Poor’s, a division of McGraw-Hill, whose value is calculated as the free float-weighted average of the share prices of 500 large-cap corporations listed on the NYSE and Nasdaq. The comparison of S&P 500 performance relative to the funds’ performance should not be considered an indication of how the fund will perform relative to the S&P 500 in the future. Please note that the funds’ investment objective is not to beat the S&P 500 Index. Furthermore, the funds performance has frequently trailed that of the S&P 500 Index in periods of positive performance.